Exhibit 99.1

Analyst Day December 13, 2017 © 2017, Iovance Biotherapeutics

This presentation contains forward - looking statements reflecting management’s current beliefs and expectations . These forward looking statements can be identified with words such as “expects”, “plans”, “projects”, “potential”, “suggests”, “may”, or similar expressions . Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements . Forward - looking statements in this presentation include statements regarding (i) the success and timing of our product development activities and clinical trials, (ii) our ability, and the ability of our commercial partners, to manufacture, process and deliver our product candidates and to further improve on the manufacturing process, (iii) the size of the potential markets for our product candidates, (iv) our ability to develop next generation TIL and other more effective and efficient therapeutics, (v) our ability to maintain our collaborations and other relationships with third parties, (vi) our ability to attract and retain key management and scientific personnel, (vii) our ability to obtain and maintain intellectual property protection for our product candidates, (viii) our ability to compete with other therapeutics that target the same indications as our product candidates, and (ix) our ability to achieve our manufacturing, clinical, regulatory, and other key milestones, including the progression of third - party sponsored studies, which may require additional clinical trials and manufacturing development . For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC . Forward - looking statements speak only as to the date they are made . Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Forward - Looking Statements © 2017, Iovance Biotherapeutics 2

Today’s Agenda 3 START END AGENDA ITEM DURATION DISCUSSANT 8:30am 9:00 • Breakfast and registration 30 min 9:00 9:15 • Welcome • TIL therapy overview • Selection of Gen 2 15 min Dr. Maria Fardis 9:15 9:30 • Manufacturing Update - Gen 2 15 min Mr. Rich Gaeto 9:30 9:50 • Clinical overview • Review of Melanoma data 20 min Dr. Igor Gorbatchevsky 9:50 10:15 • Clinical program, expansion into lung cancer, MD Anderson collaboration • Upcoming milestones 25 min Dr. Maria Fardis 10:15 10:30 • Q&A 15 min 10:30 10:40 • Break 10 min © 2017, Iovance Biotherapeutics Iovance Corporate and Clinical Overview

1. EXCISE 2. EXTRACT 3. EXPAND 4. PREPARE & INFUSE • EXCISION: Patient’s TIL are removed from suppressive tumor microenvironment (via surgical resection of a lesion) • EXTRACTION: Tumor is fragmented and placed in media for TIL to leave the tumor and enter media • EXPANSION: TIL expanded exponentially ex vivo to yield 10 9 – 10 11 TIL • PREPARATION: Patient receives non - myeloablative lymphodepletion to eliminate potentially suppressive tumor microenvironment and maximize engraftment and potency of TIL therapy: ̶ cyclophosphamide: 60 mg/kg x 2 doses ̶ fludarabine: 25 mg/m 2 x 5 doses • INFUSION: Patient is infused with their expanded TIL and IL - 2 (600,000 IU/kg, up to 6 doses) to promote activation, proliferation, and anti - tumor cytolytic activity of TIL TIL Therapy Process © 2017, Iovance Biotherapeutics 4

© 2017, Iovance Biotherapeutics Competitive Advantages of TIL in Solid Tumors 5 CHECKPOINTS TCR CAR - T (LIQUID TUMORS) TIL (SOLID TUMORS) Utility in several solid tumors Few solid tumors treated so far No examples of successful utility in solid tumors Available data in melanoma and cervical cancers Long maintenance period One - time treatment One - time treatment One - time treatment No genetic modification Genetic modification Genetic modification No genetic modification Potential Long - term irreversible toxicities Potential o n - target, off - tissue effects Potentially immunogenic: cytokine release syndrome Minimal chance of unpredicted on - target, off - tissue effects found to date Target multiple tumor antigens Target only single tumor antigen Mainly target only single/ surface tumor antigen Target multiple tumor antigens Off - the - shelf Autologous Autologous Autologous No HLA restriction HLA restriction No HLA restriction No HLA restriction TIL cells target a diverse array of cancer antigens; this approach represents a highly differentiated, customized and targete d i mmunotherapy

US Cancer Statistics *https://seer.cancer.gov/statfacts/html/all.html © 2017, Iovance Biotherapeutics 6 ESTIMATED NEW CASES 2017    K ESTIMATED DEATHS 2017 601K* HEMATOLOGIC ~143k SOLID TUMORS 1,550K SOLID TUMORS 555k HEMATOLOGIC ~45k

• Leverages and enhances the body’s natural defense against cancer using a patient’s own TIL • Polyclonal and can recognize multiple neoantigens ̶ Solid tumors are heterogeneous • Durable response with one - time treatment ̶ Potential to establish immunological memory, requiring no additional maintenance therapy after infusion ̶ Responses seen both in treatment naïve and refractory melanoma patients who have failed other options, including checkpoint inhibitors TIL Therapy: Elicits a Highly Individualized, Specific and Potent Attack Against Solid Tumors © 2017, Iovance Biotherapeutics 7

19/20 CR were ongoing at more than 3 to 7 years Durable remissions in melanoma regardless of prior therapies NCI Study Survival Benefit in Second and Third Line Patients Rosenberg, S.A., et al. Durable Complete Responses in Heavily Pretreated Patients with Metastatic Melanoma Using T - Cell Transfer Immunotherapy. Clinical Cancer Research , 17(13), 4550 - 4557. Data from third parties may not be representative of Iovance’s data. Abbreviations: CR, complete response; ORR, objective response rate. © 2017, Iovance Biotherapeutics 8 IN SECOND AND THIRD LINE MELANOMA (no prior anti - PD - 1) CR 22% ORR 56%

• TIL therapy has demonstrated efficacy in melanoma and cervical cancers • Single treatment has led to durable CRs, lasting multiple years, in patients without exposure to checkpoints • Proven to work in solid tumors at multiple academic institutions as well as the NCI Rosenberg, S.A., et al. Durable Complete Responses in Heavily Pretreated Patients with Metastatic Melanoma Using T - Cell Transfer Immunotherapy. Clinical Cancer Research , 17(13), 4550 - 4557. Stevanovic et al., Science , 2017, (356), 200. Data from third parties may not be representative of Iovance’s data. TIL Therapy: Single Treatment, High Response Rate © 2017, Iovance Biotherapeutics 9

• Iovance Biotherapeutics has a license to the TIL technology from the NCI • Iovance has approximately ~70 employees • The company is headquartered in San Carlos, CA with offices in New York City, Tampa, and a subsidiary in Europe Iovance Biotherapeutics Today © 2017, Iovance Biotherapeutics 10 Corporate Headquarters, San Carlos, CA Corporate Offices European Subsidiary

x Establishment of manufacturing capacity x Developing a new, shorter manufacturing process, establish novel IP x Generation 2 of manufacturing was developed at Iovance, tech transferred to our CMOs and dosed in patients x Based on clinical data, this method has been selected for current and future clinical trials and commercialization x Building global clinical trials investigating multiple indications x Two clinical studies are expected to be activated in Europe in 2018 x Explore multiple indications internally (melanoma, cervical, head and neck, and now, non - small cell lung cancer), and collaborate for new indications (sarcomas, ovarian, pancreatic) x Work with partners to expand the pipeline: MedImmune/AstraZeneca, MD Anderson, Moffitt x Initiate discussions with US and EU agencies toward registration of TIL toward a label x Fast track x CTA submissions 2017 Iovance Accomplishments © 2017, Iovance Biotherapeutics 11

• Clinical and commercial manufacturing capabilities are in place in the US and EU ̶ US: Lonza, WuXi (multiple locations), Moffitt ̶ EU: LonzaNL (formerly PharmaCell) • Shorter Generation 2 manufacturing process has been selected for all current and future Iovance studies (all protocols amended) ̶ Shortens the time patients will receive their TIL product ̶ Allows flexibility in scheduling of treatment dosing at infusion center ̶ Reduces cost of manufacturing by ~35% vs Gen 1 • WuXi Phase 3 clinical and commercial suite is being used for manufacturing the Gen 2 product TIL Therapy Manufacturing © 2017, Iovance Biotherapeutics 12

Manufacturing © 2017, Iovance Biotherapeutics 13

Excise tumor Express courier from clinical s ite to CMO Express courier in cryoshipper from CMO to clinical s ite Thaw and i nfuse . Follow by IL - 2 administration Cut into fragments Expansion ex vivo scale up ex vivo culture IL - 2 + OKT3 Co - culture TIL and feeder cells Rapid Expansion (REP) 11 days Tumor Fragment Culture (Pre - REP) 11 days + IL - 2 LN 2 cryopreserved TIL infusion product controlled rate freeze Harvest Direct to REP NMA - LD preconditioning therapy Iovance Cryopreserved LN - 144 and LN - 145 Manufacturing Process (22 days) 14 - 150 o C © 2017, Iovance Biotherapeutics

Gen 2 Process Improvements © 2017, Iovance Biotherapeutics PROCESS STEP GEN 1 GEN 2 Advantages Fragment Culture ≤ 21 days, multiple bioreactors, operator interventions 11 days, single closed bioreactor, minimal intervention Shortens culture , reduces interventions, amenable to automation TIL selection IL - 2 expanded TIL cryopreserved in - process, tested, selection based on phenotype Bulk TIL direct to co - culture Shorten process by allowing increased seeding of co - culture , increases clonal diversity, reduces steps Rapid Expansion REP Duration: 16 - 17 days REP Duration: 11 days Reduces operator interventions , shortens process, amenable to automation Harvest/Wash Manual volume reduction and harvest. Manual wash and concentration by centrifugation. Closed semi - automated volume reduction and harvest. Automated wash and concentration. Reduces operator interventions , automated, maintains closed system Formulation Fresh hypothermic product (2 - 8 ⁰ C) Cryopreserved product (≤ - 150 ⁰ C) Allows for global trials through increased shipping flexibility, flexible in patient scheduling Manufacturing Time 5.5 - 6 weeks process time 22 day process time Decreased turnaround to patient, greater clean room throughput, lower c ost of goods 15

© 2017, Iovance Biotherapeutics Iovance Generation 2 (Gen 2) TIL Infusion Product Benefits vs Generation 1 (Gen 1) 16 IOVANCE GEN 2 PRODUCT BENEFITS High purity TIL, comparable costimulatory molecules Comparable quality vs Gen 1 Younger cell type with higher clonal diversity Comparable or longer relative telomere length vs Gen 1 Increased TCR diversity Critical cryopreserved efficiencies

© 2017, Iovance Biotherapeutics Gen 2 Intellectual Property • Iovance has a broad TIL - based patent portfolio ̶ Advances in TIL manufacturing implemented in the Gen 2 process • Multiple provisional patent applications have been filed • Worldwide rights will be pursued under the PCT path and US rights will be pursued through an expedited process • If granted, the patent application would provide exclusive rights that extend through 2038 17

© 2017, Iovance Biotherapeutics Cell Orchestration Platform (TrakCel Collaboration) Logistics of Each Patient’s Sample and TIL Therapy An automated process integrating scheduling, capacity and logistics throughout the supply chain: Part 11 compliant, improves communication across the stakeholders 18 1. EXCISE 2. EXTRACT 3. EXPAND 4. PREPARE & INFUSE

Clinical Development © 2017, Iovance Biotherapeutics 19

Iovance Clinical Pipeline INDICATION REGIMEN N PARTNER PRECLINICAL PHASE 1 PHASE 2 Melanoma TIL LN - 144 60 — Cervical Cancer TIL LN - 145 47 — Head & Neck Cancer TIL LN - 145 47 — Non - Small Cell Lung Cancer TIL LN - 145 vs TIL LN - 145 + durvalumab 24 Enrolling Enrolling Enrolling 20 Phase 2 trials to initiate in 2018 © 2017, Iovance Biotherapeutics

Melanoma © 2017, Iovance Biotherapeutics 21

ORR, objective response rate; TIL, tumor infiltrating lymphocytes. 1 Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost , Y ears Lived With Disability, and Disability - Adjusted Life - years for 32 Cancer Groups, 1990 to 2015: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2017;3(4):524 2 https://seer.cancer.gov/statfacts/html/melan.html © 2017, Iovance Biotherapeutics Metastatic Melanoma (MM) 22 Melanoma Cancer Facts 1,2 ORR 33 - 35 % For first line MM receiving immunotherapy (e.g. single agent PD - 1 inhibitors) TIL ORR: 56% For PD - 1/PDL - 1 first and second line MM MM Well - suited for immunotherapy New cases WW each year >352K 87k Diagnoses in U.S. in 2017 >60k 10k Deaths WW each year Deaths in U.S. in 2017

A Phase 2, Multicenter Study to Assess the Efficacy and Safety of Autologous Tumor Infiltrating Lymphocytes (LN - 144) for Treatment of Patients with Metastatic Melanoma (NCT02360579) Key Inclusion Criteria: • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor • Age ≥ 18 • ECOG PS 0 - 1 Treatment Cohorts: 1. Non - cryopreserved LN - 144 product 2. Cryopreserved LN - 144 product 3. Retreatment with LN - 144 for patients without response or who progress after initial response Endpoints: • Primary: Efficacy defined as ORR • Secondary: Safety and efficacy Iovance C - 144 - 01 Phase 2 Trial in Metastatic Melanoma © 2017, Iovance Biotherapeutics 23 Unresectable or metastatic melanoma progressed after prior anti - PD - 1 therapy and, if BRAF mutant, after BRAF inhibitor Cohort 1: Non - cryopreserved TIL product, n=30 Cohort 2: Cryopreserved TIL product, n=30 Cohort 3: TIL Re - treatment, n=10 CURRENTLY ENROLLING

CHARACTERISTIC Cohort 2 N= 17 , (%) Gender, n (%) Male 8 (47) Female 9 (53) Age Median 54 Min, Max 35, 66 Prior therapies, n (%) Mean # prior systemic therapies 3.6 Anti - CTLA - 4 15 (88) Anti - PD - 1 16 (94) Target Lesion Sum of Diameter (mm) Mean (SD) 140 (93) Min, Max 38, 342 CHARACTERISTIC Cohort 2 N= 17 , (%) Baseline ECOG score, n (%) 0 11 (65) 1 6 (35) BRAF Status, n (%) Mutated 5 (29) Wild Type 9 (53) Unknown 3 (18) Baseline LDH (U/L [SD]) 1 - 2 times ULN 8 (47) > 2 times ULN 2 (12) Number of Target & Non - Target Lesions (at Base Line) >3 12 (71) Mean 5.9 * Database cut off of 1 Dec 2017 Patient Characteristics from Cohort 2 Update © 2017, Iovance Biotherapeutics 24 COHORT 2 Cohort 2 has: 3.6 median prior therapies High tumor burden at baseline as reflected by 140 mm sum of diameters for target lesions

Notes: Patients with multiple events for a given preferred term are counted only once using the maximum grade under each pref err ed term. Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of pre - treatment chemotherapy (Fludarabine and Cyclophosphamide ) up to the last dose of IL - 2 + 30 days. Treatment Emergent Adverse Events (≥ 30%) PREFERRED TERM Cohort 2 (N=17) Any Grade n (%) Grade 3/4 n (%) Grade 5 n (%) Number of patients reporting at least one Treatment - Emergent AE 16 (94.1) 16 (94.1) 0 Pyrexia 13 (76.5) 1 (5.9) 0 Anaemia 11 (64.7) 10 (58.8) 0 Neutrophil count decreased 10 (58.8) 10 (58.8) 0 Platelet count decreased 10 (58.8) 8 (47.1) 0 Febrile neutropenia 10 (58.8) 8 (47.1) 0 Fatigue 10 (58.8) 0 0 Chills 9 (52.9) 1 (5.9) 0 Nausea 9 (52.9) 0 0 White blood cell count decreased 8 (47.1) 8 (47.1) 0 Lymphocyte count decreased 6 (35.3) 6 (35.3) 0 Diarrhoea 6 (35.3) 0 0 Decreased appetite 6 (35.3) 0 0 25 COHORT 2 © 2017, Iovance Biotherapeutics

Of 10 patients in Efficacy Set, one patient (Patient 10) is not evaluable (NE) due to melanoma - related death prior to first tumor assessment not represented on figure. © 2017, Iovance Biotherapeutics Time to Response for Evaluable Patients (SD or Better) • DCR is: 80% • Time to response is similar to Cohort 1 26 COHORT 2

• Mean number of TIL cells infused: 34 x 10 9 • Median number of IL - 2 doses administered was 4.5 • Patients with BRAF mutation responded as well as patients with wild type BRAF One patient (Patient 10) had passed away prior to the first assessment (still considered in the Efficacy Set). * Refers to patients with BRAF mutation Abbreviations: PR, partial response; SD, stable disease, PD, progressive disease Iovance C - 144 - 01 Efficacy © 2017, Iovance Biotherapeutics 27 COHORT 2

• All efficacy - evaluable patients had received an anti - PD - 1 and anti - CTLA - 4 checkpoint inhibitor 1 Dec 2017 Data Cut * NE due to not reaching first assessment. Iovance C - 144 - 01 Efficacy: Evaluable Patient Data © 2017, Iovance Biotherapeutics 28 RESPONSE PATIENTS, N=10 n (%) Objective Response Rate 4 (40%) Disease Control Rate 8 ( 80%) Partial Response 4 (40%) Stable Disease 4 (40%) Progressive Disease 1 (10%) Non - Evaluable* 1 (10%) COHORT 2

CT Scan for Patient with PR TL1: Lt low. quad. abdom. - BL: 8.8 cm / 18 wk: 3.7 cm TL2: Lt uppr quad abdom. - BL: 5.2 cm / 18 wk: 0 cm TL3: Lt renal – BL: 4.1 cm / 18 wk: 2.1 cm TL5: Rt femoral LN - 4 cm (short axis) / 18 wk: 2.3 cm © 2017, Iovance Biotherapeutics 29 Pre - Treatment 18 wks Post - Treatment

Future Plan for the Study © 2017, Iovance Biotherapeutics 30 COHORT 2 CONTINUE ENROLLMENT ENROLLING PATIENTS WITH TIL PRODUCT FROM WUXI (Late - stage clinical & commercial suites) INITIATE DOSING PATIENTS IN EUROPE IN IH 2018 GEN 2 GEN 1 COHORT 1 STOP ENROLLMENT

Head & Neck Cancer © 2017, Iovance Biotherapeutics 31

Abbreviations: HPV, human papillomavirus infection; OPC, oropharyngeal cancer; ORR, objective response rate; TIL, tumor infil tra ting lymphocytes. 1 Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost , Y ears Lived With Disability, and Disability - Adjusted Life - years for 32 Cancer Groups, 1990 to 2015: A Systematic Analysis for the Global Burden of Disease St udy. JAMA Oncol. 2017;3(4):524 2 https://seer.cancer.gov/statfacts/html/oralcav.html and https://seer.cancer.gov/statfacts/html/laryn.html © 2017, Iovance Biotherapeutics Head and Neck Squamous Cell Carcinoma (HNSCC) 32 HNSCC Cancer Facts 1,2 ORR 13 - 16 % For population receiving immunotherapy (e.g, PD - 1 inhibitors) TIL Prognostic value in HPV + & HPV - tumor specimens HNSCC Well - suited for immunotherapy New Cases WW each year 765k 63k Diagnoses in U.S. each year 303k 13k Deaths WW each year Deaths in U.S. each year

A Phase 2 Study to Evaluate the Efficacy and Safety of Autologous Tumor Infiltrating Lymphocytes (LN - 145) for the Treatment of Patients with Recurrent Metastatic Squamous Cell Carcinoma of the Head and Neck (NCT03083873) N=47; Simon’s two - stage design Gen 2 manufacturing will be used going forward Key Inclusion Criteria: • Measurable metastatic disease and ≥ 1 lesion resectable for TIL generation • Relapsed or refractory recurrent and/or metastatic carcinoma of the head and neck and have received at least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Primary: Efficacy defined as ORR • Secondary: Safety and efficacy Iovance C - 145 - 03 Phase 2 Trial in Recurrent and/or Metastatic Squamous Cell Carcinoma of the Head and Neck © 2017, Iovance Biotherapeutics 33 Incurable recurrent, metastatic, or persistent SCCHN with 1 prior therapy Non - cryopreserved TIL product Expanded cohort n= 47 CURRENTLY ENROLLING

• The study will proceed with enrollment to full 47 patients • Preliminary data anticipated at an upcoming scientific conference in 2018 N=47; Simon’s two - stage design LN - 145: protocol was amended to continue enrollment with Gen 2 product Endpoints: • Primary: Efficacy defined as ORR • Secondary: Safety and efficacy LN - 145 for Head & Neck: Stage 2 of Enrollment Was Triggered for Ongoing Trial © 2017, Iovance Biotherapeutics 34 Incurable recurrent, metastatic, or persistent SCCHN with 1 prior therapy Expanded cohort n= 47

Cervical Cancer © 2017, Iovance Biotherapeutics 35

Stevanovic, et al. Complete Regression of Metastatic Cervical Cancer After Treatment with Human Papillomavirus - Targeted Tumor - Infiltrating T Cells, J Clin Oncol 2015, 33 (14), 1543. Hinrichs, et al. HPV - targeted Tumor - Infiltrating Lymphocytes for Cervical Cancer, J Clin Oncol , 2014, 23, 5s. Stevanovic et al., Science , 2017, (356), 200. This type of response may not be representative of all patients. NCI Cervical Cancer and TIL Treatment Data © 2017, Iovance Biotherapeutics 36 PATIENTS (%) DURATION (MONTHS) Total 9 (100) PR 1 (11) 3 CR 2 (22) 54+, 46+

A Phase 2, Multicenter Study to Evaluate the Efficacy and Safety Using Autologous Tumor Infiltrating Lymphocytes (LN - 145) in Patients with Recurrent, Metastatic or Persistent Cervical Carcinoma (NCT03108495) N=47; Simon’s two - stage design LN - 145, protocol was amended to continue enrollment with Gen - 2 product Study will begin enrolling in Europe in 2018 Key Inclusion Criteria: • Measurable recurrent, persistent, or metastatic disease and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy and either progressed or had no response on such therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Primary: Efficacy defined as ORR • Secondary: Safety and efficacy Iovance C - 145 - 04 Phase 2 Trial in Recurrent, Metastatic or Persistent Cervical Carcinoma © 2017, Iovance Biotherapeutics 37 Incurable recurrent, metastatic, or persistent cervical cancer with 1 prior therapy Non - cryopreserved TIL product Expanded cohort n= 47 CURRENTLY ENROLLING

Non - Small Cell Lung Cancer © 2017, Iovance Biotherapeutics 38

INDICATION NEW CASES 1 DEATHS Melanoma 87,110 9,730 Cervix Uteri 12,820 4,210 Oral Cavity, Pharynx & Larynx 63,030 13,360 Lung & Bronchus 222,500 155,870 Bladder 79,030 16,870 Breast 2 52,710 40,610 Pancreatic 53,670 4 3,090 Brain & Other Nervous System 23,800 16,700 1 https://seer.cancer.gov/ 2 https://seer.cancer.gov/statfacts/html/lungb.html Market Opportunity for TIL Therapy in US © 2017, Iovance Biotherapeutics 39 LUNG CANCER 222K New cases in 2017 5YR SURVIVAL RATE 2 <20% for NSCLC

Moffitt Cancer Center sponsored trial • TIL + anti - PD - 1, nivolumab (Opdivo ® ): An Investigator Initiated Trial (IIT), Phase 1 study with advanced NSCLC patients 1 Iovance sponsored trial in collaboration with MedImmune / AstraZeneca • TIL +/ - anti - PD - L1, durvalumab: Iovance - sponsored, Phase 2, two - cohort clinical trial to anti - PD - 1/PD - L1 naïve NSCLC patients 1 A Stand Up to Cancer (SU2C) supported clinical trial. Additional collaborators include Bristol - Myers Squibb and Prometheus Inc. Ongoing Collaborations and Partnerships © 2017, Iovance Biotherapeutics 40 Two ongoing trials in Non - Small Cell Lung Cancer (NSCLC)

Moffitt Lung Study © 2017, Iovance Biotherapeutics 41 Phase I Clinical Trial Combining Nivolumab and Tumor Infiltrating Lymphocytes (TIL) for Patients with Advanced Non - Small Cell Lung Cancer (NCT03215810) • N = 18 • First patient harvested in 4Q 2017 PD - 1/PD - L1 naïve stage IV or recurrent NSCLC Tumor harvest TIL prepared and cryo - preserved 4 - Cycles of Nivo Patient responding: Continue with Nivo for 1 year Patient not responding: TIL therapy + Nivo for 1 year Key Inclusion Criteria: • PD - 1/PD - L1 naïve • Confirmed or suspected diagnosis of stage IV or recurrent NSCLC • Endpoints: • Primary: Safety • Secondary: Efficacy (ORR and PFS)

A Phase 2 Study to Assess the Efficacy and Safety of Autologous Tumor Infiltrating Lymphocytes (LN - 145) Alone and in Combination with Anti - PD - L1 Inhibitor Durvalumab (MEDI4736) in Patients with Locally Advanced or Metastatic Non - Small Cell Lung Cancer (NSCLC) NSCLC Phase 2 Study © 2017, Iovance Biotherapeutics 42 Expected start: 1H 2018 PD - 1/PD - L1 naïve stage III or IV NSCLC Cohort 1: TIL N=12 Cohort 2: TIL + durvalumab N=12 Key Inclusion Criteria: • Histologically and/or cytologically confirmed diagnosis of Stage III or Stage IV NSCLC • ≥ 1 lesion resectable for TIL generation Key Exclusion Criteria: • Prior anti - PD - 1 or anti PD - L1 use Endpoints: • Primary: Efficacy (ORR) and safety • Secondary: Efficacy

Sarcoma and Platinum - Resistant Ovarian Cancers © 2017, Iovance Biotherapeutics 43

© 2017, Iovance Biotherapeutics MD Anderson Collaboration Program Update • Iovance has a collaboration with MD Anderson involving ̶ Preclinical research in expanding understanding of TIL ̶ Two clinical studies: 1. LN - 145 being provided by Iovance • Indications: sarcoma, platinum - resistant ovarian cancer 2. TIL being manufactured by MDA manufacturing method (co - stimulants used ex vivo to expand growth of TIL) ̶ Access to certain IP related to the method of manufacturing from MDA 44

PRIVILEGED AND CONFIDENTIAL © 2017, Iovance Biotherapeutics MD Anderson Collaboration Program Update Clinical Study with LN - 145 • Simon’s two - stage design • Expected first patient dosing in 1H 2018 • Iovance has capacity to support enrollment in this study. • Gen 2 manufacturing process will be used 45 LN - 145 in Multiple tumor types Cohort 1: Ovarian n=18 Cohort 2: Osteosarcoma n=18 Cohort 3: Other bone & soft tissue sarcoma n=18

Iovance Collaboration Pipeline © 2017, Iovance Biotherapeutics 46 INDICATION REGIMEN N PARTNER PRECLINICAL PHASE 1 PHASE 2 Melanoma Combination TIL ± TBI 101 Melanoma Combination TIL + Yervoy Melanoma Combination TIL + Keytruda 170 Melanoma Combination TIL + Opdivo 12 Ocular (Uveal) Melanoma TIL 23 Glioblastoma TIL Pancreatic Cancer TIL Ovarian, Sarcomas, Pancreatic TIL Non - small cell lung cancer Combination TIL + Opdivo 18 Trial completed, 56% ORR, 24% CR Enrolling Trial completed, publishing results Enrolling Phase 2 trials to initiate in 2018 Enrolling

Future Indications © 2017, Iovance Biotherapeutics 47

© 2017, Iovance Biotherapeutics Hematologic Malignancies • Iovance has produced data demonstrating ̶ TIL can be grown from lymphoma with similar therapeutic potential as melanoma • Collaboration with Ohio State University to investigate power of TIL therapy in heme ̶ In patients with prior ibrutinib therapy ̶ Sources for collection of tissue for TIL generation: • Blood • Marrow infiltrating lymphocytes 48

© 2017, Iovance Biotherapeutics Summary of Recent Progress • Manufacturing: ̶ Gen 2 was selected for all future TIL therapy at Iovance • IP: ̶ A broad portfolio of immuno - oncology patent applications including coverage for Gen 2 manufacturing • Clinical: ̶ Updated data in melanoma trial was provided • Preliminary results indicate clinically meaningful benefit in patients with multiply relapsed/refractory disease • Treatment was well tolerated with manageable adverse events • Gen 2 cryopreserved TIL product, LN - 144, is a viable therapeutic option for post - PD - 1 metastatic melanoma patients ̶ Cervical and head and neck studies are progressing well. Both studies will be utilizing Gen 2 product for patient dosing ̶ TIL will be investigated in NSCLC • New indication • Moving to earlier line of therapy for TIL ̶ MDA collaboration is underway for sarcomas and ovarian cancer 49

• Partner with our suppliers and vendors • Continue collaborating with new clinical sites and hospitals to assure preparation for commercialization PARTNERSHIPS • FDA interaction to define the registration path for LN - 144 • Activate melanoma and cervical studies in Europe • Continue enrollment into the melanoma program • Continue pursuit of the existing and new indications • Actively move the TIL therapy to earlier line of treatment • Present data from melanoma and at least one other indication at 2018 medical meetings • Transition all trials over to Gen 2 manufacturing process • Optimization of the process in anticipation of commercialization • Start up in manufacturing and clinical sites in Europe MANUFACTURING Key Anticipated Milestones © 2017, Iovance Biotherapeutics 50 REGULATORY CLINICAL

Thank you © 2017, Iovance Biotherapeutics